SERVICER'S CERTIFICATE
CHEVY CHASE AUTO RECEIVABLES TRUST 1995-1
6.00 % AUTO RECEIVABLES BACKED CERTIFICATES

Distribution Date:    September 15, 1998
Collection Period:    August, 1998
Record Date:          September 14, 1998

     Under the pooling and Servicing Agreement, dated as of June 1, 1995, between Chevy Chase Bank,
F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
Trust 1995-1 (the "Trust") during the previous month.
The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution.
     1.  Certificates
         (a) The Aggregate amount of the
             distribution to
             Certificate holders on the
             Distribution Date Set forth above .....$   2,857,302.71

         (b) The amount of the distribution
             set forth in paragraph (a)
             above allocable to principal,
             including any overdue principal .......$   2,710,533.24

         (c) The amount of the distribution
             set forth in paragraph (a) above
             allocable to interest, including
             any overdue interest ..................$     146,769.47

         (d) The Draw Amount, if any, with
             respect of such Distribution
             Date ..................................$           0.00

         (e) The Servicing fee .....................$      24,896.33

         (f) The Trustee fee .......................$         250.00

         (g) The amount distributed to the
             Cash Collateral Trustee ...............$     124,229.20

         (h) The amount of the distribution
             set forth in paragraph (a) above,
             per Certificate in a principal
             amount of $1,000 ......................$     11.3279534

         (i) The amount of the distribution
             set forth in paragraph (b) above,
             per Certificate in a principal
             amount of $1,000 ......................$     10.7460768

         (j) The amount of the distribution
             set forth in paragraph (c) above,
             per Certificate in a principal
             amount of $1,000 ......................$      0.5818766

         (k) The amount of the distribution
             set forth in paragraph (d) above,
             per Certificate in a principal
             amount of $1,000 ......................$      0.0000000

         (l) The Certificate Principal Balance
             as of such Distribution Date (after
             giving effect to any distribution on
             such Distribution Date) ...............$  26,643,360.70

B.   Information Regarding the Performance of the Trust.
     1.  Net Losses, Delinquencies and Pool Balance.
         (a) The aggregate net losses on the
             Receivables for the related Collection
             Period ................................$      (4,945.88)

         (b) The aggregate principal balance of all
             Receivables which were delinquent 30
             days or more as of the last day of the
             related Collection Period .............$   1,026,983.68

         (c) The Pool Balance as of the end of the
             related Collection Period .............$  27,124,897.69

         (d) The Certificate Factor as of the end
             related Collection Period .............$      0.1056293

     2.  Available Collection Cash Collateral Amount.
         (a) The Available Cash Collateral Amount,
             after giving effect to any deposit to or
             withdrawal from the Cash Collateral
             Account with respect to such
             Distribution Date  ....................$   5,044,693.61

         (b) The Available Cash Collateral Amount,
             expressed as a percentage of the Pool
             Balance, after giving effect to any
             deposit to or withdrawal from the
             Cash Collateral Account with respect
             to such Distribution Date  ............$          16.89%

     Weighted average annual percentage rate (1)                9.91%

     Weighted average remaining term to maturity (1)           16.11

     (1) Weighted by current balance.





                      CHEVY CHASE BANK, F.S.B.
                      Auto Trust 1995-1  Servicer


                      Mark A. Holles
                      Vice President